UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2021 (February 11, 2021)

Adara Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40014	85-2373325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8845 Red Oak Boulevard

Charlotte, NC 28217

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (704) 606-2922

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	ADRA.U	NYSE American LLC

Class A Common Stock, par value $0.0001 per share	ADRA	NYSE American LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	ADRA WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 11, 2021, Adara Acquisition Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”), which included 1,500,000 Units upon a full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

On February 11, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 4,120,000 Warrants (the “Private Placement Warrants”) to Adara Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $4,120,000. Each of the Private Placement Warrants are exercisable to purchase one share of Class A Common Stock at a price of $11.50 per share.

A total of $116,150,000 representing the net proceeds from the sale of the Units and the Private Placement Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of February 11, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Audited Balance Sheet as of February 11, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adara Acquisition Corp.

February 18, 2021	By:	/s/ Martin A. Sumichrast
		Name:	Martin A. Sumichrast
		Title:	Chief Executive Officer